UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 1, 2007 (October 31, 2007)

NATCO Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15603	22-2906892
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

2950 North Loop West, 7th Floor
Houston, Texas	77092
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (713) 683-9292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 31, 2007, after market close, NATCO Group Inc. issued a press release announcing its financial and operating results for the third quarter ended September 30, 2007. This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and its contents are incorporated by reference into this report.

Item 7.01 Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

NATCO Group will hold a conference call on its third quarter 2007 results at 9:00 a.m., central time, on November 1, 2007. The call will be broadcast live over the Internet and can be accessed at: http://www.natcogroup.com, by clicking on Investor Relations, then Calendar. To participate in the conference call by telephone, dial 1-877-852-6580 (US toll free) or +1-719-325-4824 (international) at least fifteen minutes prior to the start. The pass code is 7685684. A recording of the call will be available on our web site, http://www.natcogroup.com, for at least 90 days following the date of the call, or you may call 1-888-203-1112 (US toll free) or 1-719-457-0820 (international), passcode 7685684, until 11:59 p.m. on November 15, 2007 to hear a replay of the call. The webcast also will be archived at http://www.natcogroup.com.

Item 9.01 Financial Statements and Exhibits.

  Exhibits

99.1 Press release dated October 31, 2007 regarding third quarter 2007 financial results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 31, 2007

NATCO Group Inc.

By: /s/ John U. Clarke
John U. Clarke
Chairman & Chief Executive Officer